FIRST AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of September 17, 2002, among DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the banks or other lenders party to the Agreement referenced below (each, individually a "Bank" and collectively, the "Banks"), and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Banks (in such capacity, the "Administrative Agent").

W I  T  N  E  S  S  E  T  H:

          WHEREAS, the Borrower, the Banks and the Administrative Agent have previously entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2002 (the "Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in the Agreement); and

          WHEREAS, the Borrower has requested that the Administrative Agent and the Banks modify and amend certain terms and provisions of the Agreement to (i) permit the Borrower to consummate the sale of its existing rendering plant and related facilities located in Linkwood, Maryland, subject to the condition that the Borrower make a prepayment of the Loans in the amount of the Net Cash Proceeds from such sale in accordance with Subsection 5.4(b)(i)(A)(1) of the Agreement; and

          WHEREAS, the Administrative Agent and the Banks signatory hereto have agreed to amend the Agreement pursuant to the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, for and in consideration of the mutual benefits and covenants hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Amendment to Section 1.1.   Section 1.1 of the Agreement is hereby amended by adding the following new definition thereto (in appropriate alphabetical order):

                "Linkwood Sale" means the sale of Borrower's existing rendering plant and related assets located in Linkwood, Maryland to Allen Family Foods, Inc. pursuant to the terms and conditions of that certain Asset Purchase Agreement dated as of August 26, 2002 by and between Borrower and Allen Family Foods, Inc., as such Asset Purchase Agreement may be modified, supplemented or amended from time to time with the written consent of the Administrative Agent; provided that such sale shall be consummated on or before January 31, 2003 and shall result in Net Cash Proceeds of not less than $3,000,000.

  Amendment to Section 5.4(b)(i)(A)(1).   Section 5.4(b)(i)(A)(1) of the Agreement is hereby amended and restated in its entirety to read as follows:

               "(1)      any disposition of assets pursuant to the permissions set forth in subsections 10.8(e), (f), (g), (h) or (i); or"

  Amendment to Section 10.8.   Section 10.8 of the Agreement is hereby amended to (i) delete the "and" that appears at the end of clause (g), (ii) delete the period at the end of clause (h) and to substitute a semicolon therefore followed by the word "and", and (iii) add the following clause (i) at the end thereof:

               "(i)     the Linkwood Sale."

  Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Banks that:

               (a)    each of the representations and warranties contained in Article 8 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

               (b)     after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof and the Amendment Effective Date.

  Conditions Precedent to the Effectiveness of this Amendment.  This Amendment shall become effective as of the date hereof on the date (the "First Amendment Effective Date") when the following conditions precedent shall have been satisfied:

               (a)     Certain Documents.  The Administrative Agent shall have received (i) a copy of this Amendment executed by the Borrower and the Required Banks, and (ii) a fully executed copy of the Asset Purchase Agreement and all exhibits and schedules thereto (the "Linkwood Sale Documents"), a true and complete copy of which, as in effect on the date hereof, is attached hereto as Annex I.

               (b)     Corporate and Other Proceedings.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

  Continuing Effect; No Other Agreements.   Except as expressly amended hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any other provision of the Agreement or for any other purpose except as expressly set forth herein.

  No Waiver; Cumulative Remedies.    No failure or delay on the part of the Administrative Agent or the Banks in exercising any right, power or remedy under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under this Amendment. The rights, powers and remedies provided in this Amendment are cumulative, may be exercised from time to time and in such order (unless otherwise prescribed in the Agreement as modified by this Amendment) as the Administrative Agent or the Banks, as the case may be, shall determine and are in addition to, not exclusive of, the rights, powers and remedies provided by applicable law.

  Effect on Loan Documents.   The Borrower hereby ratifies and confirms that, except as expressly provided in this Amendment, all other terms, provisions, conditions and agreements contained in the Loan Documents remain unchanged and are in full force and effect and that the Administrative Agent and the Banks have all rights, remedies and powers hereunder and in the Loan Documents, or at law or in equity, and the Borrower is obligated by and subject to all the terms, provisions, conditions and covenants thereof and hereof.

  Governing Law; Counterparts; Miscellaneous.

               (a)     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

               (b)     This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               (c)     Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

               (d)     No amendment, modification, termination or waiver of any term or provision of this Amendment, and no consent to any departure by the Borrower from this Amendment, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Banks.

               (e)     From and after the First Amendment Effective Date, all references in the Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby.

               (f)     Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

               (g)     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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SIGNATURE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

          IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective for all purposes as of the date above first written.

BORROWER:
DARLING INTERNATIONAL INC.

By: /s/ Brad Phillips

Name: Brad Phillips

Title: Treasurer
ADMINIISTRATIVE AGENT:
CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and as Administrative Agent

By: /s/ Atilla Koc

Name: Atilla Koc

Title: Senior Vice President
BANKS:
ARK CLO 2000-1, LIMITED BY: Patriarch Partners, LLC, its Collateral Manager

By: /s/ Lynn Tilton

Name: Lynn Tilton

Title: Manager

BANK ONE N.A.

By: /s/ Phillip D. Martin

Name: Phillip D. Martin

Title: Senior Vice President

CERBERUS PARTNERS, L.P. By: Cerberus Associates, L.L.C., its general partner

By: /s/ Kevin Genda

Name: Kevin Genda

Title: Atorney In Fact

AVENUE SPECIAL SITUATIONS FUND II, L.P. By: Avenue Capital Partners II, LLC, its General Partner By: GLS Partners II, LLC, Managing Member of General Partner

By:

Name:

Title:

CREDIT AGRICOLE INDOSUEZ

By: /s/ Kathleen M. Sweeney

Name: Kathleen M. Sweeney

Title: Vice President

By: /s/ Leo Von Reissig

Name: Leo Von Reissig

Title: Vice President

PPM AMERICA SPECIAL INVESTMENTS FUND, L.P. By: PPM America, Inc., as its attorney-in-fact

By: /s/ Stuart J. Lissner

Name: Stuart J. Lissner

Title: Managing Director

PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P. By: PPM America, Inc., as its attorney-in-fact

By: /s/ Stuart J. Lissner

Name: Stuart J. Lissner

Title: Managing Director

DAPLE, S.A. By: PPM America, Inc., as its attorney-in-fact

By: /s/ Stuart J. Lissner

Name: Stuart J. Lissner

Title: Managing Director

WELLS FARGO BANK (TEXAS) NATIONAL ASSOCIATION

By:

Name:

Title: